UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 4, 2022

Atlas Air Worldwide Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16545	13-4146982
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2000 Westchester Avenue, Purchase, New York	10577
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 914-701-8000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AAWW	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

On August 4, 2022, Atlas Air Worldwide Holdings, Inc. (“AAWW” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Rand Parent, LLC, a Delaware limited liability company (“Parent”) affiliated with certain funds managed by affiliates of Apollo Global Management, Inc., J.F. Lehman & Company, LLC and Hill City Capital LP (collectively, the “Buyers”), and Rand Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“MergerCo”), pursuant to which, subject to the terms and conditions thereof, MergerCo will merge with and into the Company with the Company continuing as the surviving corporation and a wholly owned subsidiary of Parent (the “Merger”). Consummation of the Merger is subject to the approval of the Company’s stockholders and other customary closing conditions.

Subject to the terms and conditions set forth in the Merger Agreement, which has been unanimously approved by the board of directors of the Company (the “Board”), at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of the Company (the “Company Common Stock”) issued and outstanding immediately prior to the Effective Time (other than shares of Company Common Stock (i) owned directly by Parent or MergerCo, (ii) owned by the Company as treasury shares or (iii) held by any person who properly exercises appraisal rights under Delaware law) shall be converted into the right to receive an amount in cash equal to $102.50 per share, without interest (the “Merger Consideration”).

At the Effective Time, (1) each outstanding warrant for shares of Company Common Stock with an exercise price of $37.34 per share, as adjusted, governed by the warrant agreement dated May 4, 2016 (the “Amazon Warrant Agreement”) will automatically vest and, following the Company’s exercise of its mandatory exercise right, be exercised in accordance with the terms of the Amazon Warrant Agreement for the Merger Consideration and (2) each outstanding warrant for shares of Company Common Stock governed by the warrant agreement dated May 29, 2020 (the “U.S. Treasury Warrant Agreement”) will become exercisable in accordance with the terms of the U.S. Treasury Warrant Agreement for the Merger Consideration. No other warrants issued or outstanding under the Amazon Warrant Agreement will vest or become exercisable in connection with the Merger.

In addition, at the Effective Time, with respect to awards that are outstanding as of the date of the Merger Agreement, (i) each restricted stock unit (including those subject to performance-based vesting conditions) will vest and be canceled and the holder thereof will be entitled to receive an amount in cash equal to the number of shares of Company Common Stock underlying such award (assuming all performance goals are achieved at the maximum level of performance) multiplied by the Merger Consideration and (ii) each long-term cash incentive award will vest and be canceled and the holder thereof will be entitled to receive an amount in cash equal to the amount payable under the applicable award agreement, as further provided in the Merger Agreement and related award agreements (assuming all performance goals are achieved at the maximum level of performance).

The Merger Agreement contains customary representations and warranties of the Company, generally subject to a materiality qualifier. Additionally, the Merger Agreement provides for customary pre-closing covenants of the Company, including (i) covenants relating to conducting its business in the ordinary course and refraining from taking certain types of actions without Parent’s consent, (ii) certain “no-shop” restrictions which restrain the Company’s ability to solicit alternative acquisition proposals from third parties, and/or to provide information to third parties and to engage in discussions with third parties, in each case, in connection with alternative acquisition proposals, subject to certain exceptions.

The consummation of the Merger is subject to certain closing conditions, including, among other things: (i) the approval of the Company’s stockholders; (ii) the expiration or early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended as well as the receipt of certain non-U.S. antitrust approvals; (iii) the receipt of certain required consents or approvals from (a) the U.S. Department of Transportation and (b) the Federal Communications Commission; (iv) the absence of legal restraints prohibiting the Merger; and (v) other customary conditions specified in the Merger Agreement.

Notwithstanding the “no-shop” restrictions, prior to obtaining the approval by the Company’s stockholders, the Company may under certain circumstances provide non-public information to, and participate in discussions or negotiations with, third parties with respect to any unsolicited alternative acquisition proposal that the Board has determined constitutes or would reasonably be expected to result in a Superior Proposal. A “Superior Proposal” is a bona fide written Takeover Proposal (as defined in the Merger Agreement, with references to “20%” in the definition thereof deemed to be references to “50%”) made after the date of the Merger Agreement that was not solicited in breach of the relevant provisions of the Merger Agreement that the Board or any duly authorized committee thereof has determined, in its good faith judgment, and after consultation with its financial advisors and outside legal counsel, and after taking into account the certainty and timing of closing and all legal, regulatory, financial, financing and other aspects of such proposal, including the person making such proposal or offer, financing terms, the absence of financing or due diligence conditions, and any other factors as the Board considers to be relevant in good faith, (i) would be more favorable to the Company’s stockholders than the Merger Transactions (as defined in the Merger Agreement) from a financial point of view (including any changes to the terms of the Merger and the Merger Agreement proposed by Parent in accordance with the relevant provisions of the Merger Agreement) and (ii) is reasonably capable of being completed (if accepted) in accordance with its terms.

Prior to obtaining the approval by the Company’s stockholders, the Board may, among other things, (1) change its recommendation that the Company’s stockholders adopt the Merger Agreement or (2) terminate the Merger Agreement to enter into a definitive acquisition agreement providing for a Superior Proposal, subject to complying with notice and other specified conditions, including giving Parent the opportunity to propose revisions to the terms of the Merger Agreement during a match right period. Notwithstanding a change in the recommendation by the Board, unless the Company terminates the Merger Agreement, the Company is still required to convene the meeting of its stockholders to vote on the adoption of the Merger Agreement.

The Merger Agreement contains certain termination rights for the Company and Parent, including, among others, the right of (1) either party to terminate the Merger Agreement if the Merger is not consummated by March 4, 2023 (subject to an automatic three-month extension if certain closing conditions have not been satisfied and an additional two-month extension at the option of the Company or Parent if such closing conditions remain unsatisfied), (2) the Company to terminate the Merger Agreement in order to enter into a definitive acquisition agreement providing for a Superior Proposal and (3) Parent to terminate the Merger Agreement if the Board changes its recommendation with respect to the Merger Agreement.

Upon termination of the Merger Agreement under specified circumstances, the Company will be required to pay Parent a termination fee. Generally, if the termination fee becomes payable as a result of the Company terminating the Merger Agreement in order to enter into a definitive acquisition agreement, or by Parent as a result of the Board changing its recommendation with respect to the Merger or under certain other circumstances, the amount of the termination fee will be $97.5 million. If the Company terminates the Merger Agreement because Parent fails to consummate the Merger when required by the Merger Agreement, the Company will be entitled to a termination fee of $227.4 million.

Parent has obtained equity financing commitments from certain affiliates of the Buyers, and debt financing commitments from certain third party lenders, to fund the transactions contemplated by the Merger Agreement. The Merger Agreement requires Parent to use its reasonable best efforts to obtain the financing on the terms and conditions described in the financing commitments. The Company is entitled to specific performance, subject to the terms and conditions of the Merger Agreement and the applicable equity commitments, to force Parent to close the transaction if all closing conditions are met.

The foregoing summary of the Merger Agreement is not complete and is qualified in its entirety by the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated by reference herein.

The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Parent or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of August 4, 2022, by and among Atlas Air Worldwide Holdings, Inc, Rand Parent, LLC and Rand Merger Sub, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish supplementally to the SEC a copy of any omitted schedule upon request by the SEC.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect AAWW’s current views with respect to certain current and future events and financial performance. Those statements are based on management’s beliefs, plans, expectations and assumptions, and on information currently available to management. Generally, the words “will,” “may,” “should,” “could,” “would,” “expect,” “anticipate,” “intend,” “plan,” “continue,” “believe,” “seek,” “project,” “estimate,” and similar expressions used in this release that do not relate to historical facts are intended to identify forward-looking statements.

Such forward-looking statements speak only as of the date as of which they are made. They are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the operations and business environments of AAWW and its subsidiaries (collectively, the “companies”) that may cause the actual results of the companies to be materially different from any future results, express or implied, in such forward-looking statements.

Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: (i) the risk that the proposed transaction may not be completed in a timely manner or at all; (ii) the failure to receive, on a timely basis or otherwise, the required approvals of the proposed transaction by AAWW’s stockholders; (iii) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (iv) the possibility that competing offers or acquisition proposals for AAWW will be made; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction, including in circumstances which would require AAWW to pay a termination fee; (vi) the effect of the announcement or pendency of the proposed transaction on AAWW’s ability to attract, motivate or retain key executives, pilots and associates, its ability to maintain relationships with its customers, including Amazon.com, Inc., vendors, service providers and others with whom it does business, or its operating results and business generally; (vii) risks related to the proposed transaction diverting management’s attention from AAWW’s ongoing business operations; (viii) the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay; and (ix) (A) any other risks discussed in AAWW’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “Annual Report”) and AAWW’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2022 and June 30, 2022 filed by AAWW with the Securities and Exchange Commission (the “SEC”), and, in particular, the risk factors set forth under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Annual Report and the Quarterly Report and (B) other risk factors identified from time to time in other filings with the SEC. Filings with the SEC are available on the SEC’s website at http://www.sec.gov.

Other factors and assumptions not identified above may also affect the forward-looking statements, and these other factors and assumptions may also cause actual results to differ materially from those discussed.

AAWW assumes no obligation to update such statements contained in this release to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law and expressly disclaims any obligation to revise or update publicly any forward-looking statement to reflect future events or circumstances.

Participants in the Solicitation

AAWW and its directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of AAWW in favor of the proposed transaction. Information about AAWW’s directors and executive officers is set forth in AAWW’s Proxy Statement on Schedule 14A for its 2022 Annual Meeting of Shareholders, which was filed with the SEC on April 15, 2022.  To the extent holdings of AAWW’s securities by its directors or executive officers have changed since the amounts set forth in such 2022 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC.  Additional information concerning the interests of AAWW’s participants in the solicitation, which may, in some cases, be different than those of AAWW’s stockholders generally, will be set forth in AAWW’s proxy statement relating to the proposed transaction when it becomes available.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of AAWW by Parent. In connection with the proposed transaction, AAWW intends to file relevant materials with the SEC, including AAWW’s proxy statement in preliminary and definitive form. INVESTORS AND STOCKHOLDERS OF AAWW ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING AAWW’S PROXY STATEMENT (IF AND WHEN AVAILABLE), BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders are or will be able to obtain the documents (if and when available) free of charge at the SEC’s website at www.sec.gov, or free of charge from AAWW by directing a request to AAWW Investor Relations, 2000 Westchester Avenue, Purchase, NY or at tel: +1 914 701 8200 or email: InvestorRelations@atlasair.com.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS AIR WORLDWIDE HOLDINGS, INC.
By:	/s/ Adam R. Kokas
	Name:	Adam R. Kokas
	Title:	Executive Vice President, General Counsel and Secretary

Date: August 4, 2022